FINANCIAL EXPENSES, NET (Details) - Schedule of financial expenses, net - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Schedule of financial expenses, net [Abstract]
Interest expense and amortization of discount on convertible notes	$ 0	$ 621
Bank fees	(3)	1
Change in fair value of derivative warrant liability	0	1,065
Exchange rate differences	(40)	(4)
Total financial expenses, net	$ (43)	$ 1,683